Long-Term Investments	12 Months Ended
Aug. 31, 2018
Long-term Investments [Abstract]
Long-Term Investments
10.	LONG-TERM INVESTMENTS

The Group’s long-term investments pertains to principal-protected investments in a USD fund-linked note (the “Notes”) with a maturity date of May 28, 2020 and a notional amount of USD 30,000 (approximately RMB 190,920 on the transaction date). The Notes will be redeemed at the maturity date at an amount determined by reference to the performance of the underlying fund and such performance will therefore affect the nature and value of the investment return on the Notes.

The Group classifies such investments as held-to-maturity as it has both the positive intent and ability to hold the Notes until maturity. Long-term investments are reclassified as short-term when their contractual maturity date is less than one year.